Exhibit 10.51

AMENDED AND RESTATED STOCK PLEDGE AGREEMENT

This AMENDED AND RESTATED STOCK PLEDGE AGREEMENT, dated as of December 7, 2022 (as amended, supplemented or otherwise modified from time to time in accordance with the provisions hereof, this “Agreement”), made by and between BioLife4D – SM Trust, dated November 1, 2016, a trust organized under the laws of the State of Illinois (the “Pledgor”), in favor of GARY E. REYNOLDS, an individual residing in the state of Texas (the “Secured Party”).

WHEREAS, on the date hereof, the Secured Party has made a loan to the Pledgor in an aggregate unpaid principal amount of One Million Five Hundred Thousand and No/100 Dollars ($1,500,000) (the “Loan”), evidenced by that certain Amended and Restated Secured Promissory Note of even date herewith (as amended, supplemented or otherwise modified from time to time, the “Note”) made by the Pledgor and payable to the order of the Secured Party. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Note;

WHEREAS, this Agreement is given by the Pledgor in favor of the Secured Party to secure the payment and performance of all of the Secured Obligations; and

WHEREAS, it is a condition to the obligation of the Secured Party to make the Loan under the Note that the Pledgor execute and deliver this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Definitions.

(a) Unless otherwise specified herein, all references to Sections and Schedules herein are to Sections and Schedules of this Agreement.

(b) Unless otherwise defined herein, terms used herein that are defined in the UCC shall have the meanings assigned to them in the UCC. However, if a term is defined in Article 9 of the UCC differently than in another Article of the UCC, the term has the meaning specified in Article 9.

(c) For purposes of this Agreement, the following terms shall have the following meanings:

“Corporation” means Biolife4D Corporation, a Delaware corporation, and any successor thereto. “Collateral” has the meaning set forth in Section 2.

“Event of Default” has the meaning set forth in the Note.

“Pledged Shares” means 150,000 shares of common stock, par value $0.00001, in the Corporation, and the certificates, instruments and agreements representing the Pledged Shares and includes any securities or other interests, howsoever evidenced or denominated, received by the Pledgor in exchange for or as a dividend or distribution on or otherwise received in respect of the Pledged Shares.

“Proceeds” means “proceeds” as such term is defined in Section 9-102 of the UCC and, in any event, shall include, without limitation, all dividends or other income from the Pledged Shares, collections thereon or distributions with respect thereto.

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“Secured Obligations” has the meaning set forth in Section 3.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of Delaware or, when the laws of any other state govern the method or manner of the perfection or enforcement of any security interest in any of the Collateral, the Uniform Commercial Code as in effect from time to time in such state.

2. Pledge. The Pledgor hereby pledges, assigns and grants to the Secured Party, and hereby creates a continuing first priority lien and security interest in favor of the Secured Party in and to all of its right, title and interest in and to the following, wherever located, whether now existing or hereafter from time to time arising or acquired (collectively, the “Collateral”):

(a) the Pledged Shares; and

(b) all Proceeds and products of the foregoing, all books and records relating to the foregoing, all supporting obligations related thereto, and all accessions of and to, substitutions and replacements for, and profits and products of, each of the foregoing, and any and all Proceeds of any insurance, indemnity, warranty or guaranty payable to the Pledgor from time to time with respect to any of the foregoing.

Pledgor has, concurrently herewith, delivered to Secured Party the stock certificate(s) evidencing the Pledged Shares together with appropriate stock powers executed in blank in form satisfactory to the Secured Party.

3. Secured Obligations. The Collateral secures the due and prompt payment and performance of:

(a) the obligations of the Pledgor from time to time arising under the Note, this Agreement or otherwise with respect to the due and prompt payment of (i) the principal of and premium, if any, and interest on the Loan (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and (ii) all other monetary obligations, including fees, costs, attorneys’ fees and disbursements, reimbursement obligations, contract causes of action, expenses and indemnities, whether primary or secondary, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Pledgor under or in respect of the Note, this Agreement or any other Loan Documents; and

(b) all other covenants, duties, debts, obligations and liabilities of any kind of the Pledgor under or in respect of the Note, this Agreement or any other Loan Documents, in each case whether evidenced by a note or other writing, whether allowed in any bankruptcy, insolvency, receivership or other similar proceeding, whether arising from an extension of credit, issuance of a letter of credit, acceptance, loan, guaranty, indemnification or otherwise, and whether primary or secondary, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, fixed or otherwise (all such obligations, covenants, duties, debts, liabilities, sums and expenses set forth in Section 3 being herein collectively called the “Secured Obligations”).

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4. Perfection of Pledge.

(a) The Pledgor shall, from time to time, promptly take all actions as may be reasonably requested by the Secured Party to perfect the security interest of the Secured Party in the Collateral, including, without limitation, with respect to all Collateral over which control may be obtained within the meaning of Section 8-106 of the UCC, the Pledgor shall promptly take all actions as may be reasonably requested from time to time by the Secured Party so that control of such Collateral is obtained and at all times held by the Secured Party. All of the foregoing shall be at the sole cost and expense of the Pledgor.

(b) The Pledgor hereby irrevocably authorizes the Secured Party at any time and from time to time to file in any relevant jurisdiction any financing statements and amendments thereto and continuations thereof that contain the information required by Article 9 of the UCC of each applicable jurisdiction for the filing of any financing statement, amendment, or continuation relating to the Collateral, without the signature of the Pledgor where permitted by law. The Pledgor agrees to provide all information reasonably requested by the Secured Party pursuant to this Section promptly to the Secured Party upon request.

5. Representations and Warranties. The Pledgor represents and warrants as follows:

(a) The Pledged Shares have been duly authorized and validly issued, and are fully paid and non-assessable and subject to no options to purchase or similar rights.

(b) The Pledgor is the sole, direct, legal and beneficial owner of the Collateral, free and clear of any lien, security interest, encumbrance, claim, option or right of others except for the security interest created by this Agreement.

(c) The pledge of the Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in the Collateral, securing the payment and performance when due of the Secured Obligations.

(d) Pledgor has full power, authority and legal right to borrow the Loan and pledge the Collateral pursuant to this Agreement.

(e) Each of this Agreement and the Note has been duly authorized, executed and delivered by the Pledgor and constitutes a legal, valid and binding obligation of the Pledgor enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and subject to equitable principles (regardless of whether enforcement is sought in equity or at law).

(f) No authorization, approval, or other action by, and no notice to or filing with, any governmental authority, regulatory body or any other entity is required for the borrowing of the Loan and the pledge by the Pledgor of the Collateral pursuant to this Agreement or for the execution and delivery of the Note and this Agreement by the Pledgor or the performance by the Pledgor of its obligations thereunder or hereunder.

(g) The execution and delivery of the Note and this Agreement by the Pledgor and the performance by the Pledgor of its obligations thereunder, will not violate any provision of any applicable law or regulation or any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, applicable to the Pledgor or any of its property, or the organizational or governing documents of the Pledgor or any agreement or instrument to which the Pledgor is party or by which it or its property is bound.

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(h) The Pledgor has taken all action required on its part for control (as defined in Section 8-106 of the UCC) to have been obtained by the Secured Party over all Collateral with respect to which such control may be obtained pursuant to the UCC. No person other than the Secured Party has control or possession of all or any part of the Collateral. Without limiting the foregoing, all certificates, agreements or instruments representing or evidencing the Pledged Shares in existence on the date hereof have been delivered to the Secured Party in suitable form for transfer by delivery or accompanied by duly executed undated instruments of transfer or assignment in blank.

6. Dividends and Voting Rights.

(a) The Secured Party agrees that unless an Event of Default shall have occurred and be continuing, the Pledgor may, to the extent the Pledgor has such right as a holder of the Pledged Shares, vote and give consents, ratifications and waivers with respect thereto, except to the extent that, in the Secured Party’s judgment, any such vote, consent, ratification or waiver could detract from the value thereof as Collateral or which could be inconsistent with or result in any violation of any provision of the Note or this Agreement, and from time to time, upon request from the Pledgor, the Secured Party shall deliver to the Pledgor suitable proxies so that the Pledgor may cast such votes, consents, ratifications and waivers.

(b) All cash dividends and distributions with respect to the Pledged Shares shall be held by the Pledgor and may not be distributed until the Maturity Date and repayment of any outstanding Secured Obligations.

(c) All non-cash dividends and distributions with respect to the Pledged Shares shall become part of the Collateral.

7. Further Assurances.

(a) The Pledgor shall, at its own cost and expense, defend title to the Collateral and the first priority lien and security interest of the Secured Party therein against the claim of any person claiming against or through the Pledgor and shall maintain and preserve such perfected first priority security interest for so long as this Agreement shall remain in effect.

(b) The Pledgor agrees that at any time and from time to time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments and documents, obtain such agreements from third parties, and take all further action, that may be necessary or desirable, or that the Secured Party may reasonably request, in order to create and/or maintain the validity, perfection or priority of and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder or under any other agreement with respect to any Collateral.

(c) Subject to any other restrictions contained in any of the Loan Documents, the Pledgor will not, without providing at least 30 days’ prior written notice to the Secured Party, change its legal name, identity, type of organization, jurisdiction of organization, corporate structure, location of its chief executive office or its principal place of business, its Federal Taxpayer Identification Number or its organizational identification number. The Pledgor will, prior to any change described in the preceding sentence, take all actions reasonably requested by the Secured Party to maintain the perfection and priority of the Secured Party’s security interest in the Collateral at the sole cost and expense of the Pledgor.

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8. Transfers and Other Liens. The Pledgor agrees that it will not sell, offer to sell, dispose of, convey, assign, donate or otherwise transfer, grant any option with respect to, restrict, or grant, create, permit or suffer to exist any mortgage, pledge, lien, security interest, option, right of first offer, encumbrance or other restriction or limitation of any nature whatsoever on, any of the Collateral or any interest therein except as expressly provided for herein or with the prior written consent of the Secured Party.

9. Secured Party Appointed Attorney-in-Fact. The Pledgor hereby appoints the Secured Party the Pledgor’s attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time following any Event of Default, in the Secured Party’s sole discretion to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to the Pledgor representing any dividend, interest payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same (but the Secured Party shall not be obligated to and shall have no liability to the Pledgor or any third party for failure to do so or take action). Such appointment, being coupled with an interest, shall be irrevocable. The Pledgor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof.

10. Secured Party May Perform. If the Pledgor fails to perform any obligation contained in this Agreement, or if any representation or warranty on the part of the Pledgor contained herein shall be breached, the Secured Party may itself perform, or cause performance of, such obligation, or remedy such breach, and the expenses of the Secured Party incurred in connection therewith shall be payable by the Pledgor; provided that the Secured Party shall not be required to perform or discharge any obligation of the Pledgor. Neither the provisions of this Section 10 nor any action taken by the Secured Party pursuant to the provisions of this Section 10 shall prevent any such failure to observe any covenant contained in this Agreement or any breach of representation or warranty from constituting an Event of Default.

11. Reasonable Care. The Secured Party shall have no duty with respect to the care and preservation of the Collateral beyond the exercise of reasonable care. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Secured Party accords its own property, it being understood that the Secured Party shall not have any responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Secured Party has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any parties with respect to any Collateral. Nothing set forth in this Agreement, nor the exercise by the Secured Party of any of the rights and remedies hereunder, shall relieve the Pledgor from the performance of any obligation on the Pledgor’s part to be performed or observed in respect of any of the Collateral.

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12. Remedies Upon Default.

(a) If any Event of Default shall have occurred and be continuing, the Secured Party may, without any other notice to or demand upon the Pledgor, assert all rights and remedies of a secured party under the UCC or other applicable law, including, without limitation, the right to take possession of, hold, collect, sell, lease, deliver, grant options to purchase or otherwise retain, liquidate or dispose of all or any portion of the Collateral. If notice prior to disposition of the Collateral or any portion thereof is necessary under applicable law, written notice mailed or delivered to the Pledgor at its notice address as provided in the Note ten (10) days prior to the date of such disposition shall constitute reasonable notice, but notice given in any other reasonable manner shall be sufficient. So long as the sale of the Collateral is made in a commercially reasonable manner, the Secured Party may sell such Collateral on such terms and to such purchaser(s) as the Secured Party in its absolute discretion may choose, without assuming any credit risk and without any obligation to advertise or give notice of any kind other than that necessary under applicable law. Without precluding any other methods of sale, the sale of the Collateral or any portion thereof shall have been made in a commercially reasonable manner if conducted in conformity with reasonable commercial practices of creditors disposing of similar property. At any sale of the Collateral, if permitted by applicable law, the Secured Party may be the purchaser, licensee, assignee or recipient of the Collateral or any part thereof and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold, assigned or licensed at such sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price of the Collateral or any part thereof payable at such sale. To the extent permitted by applicable law, the Pledgor waives all claims, damages and demands it may acquire against the Secured Party arising out of the exercise by it of any rights hereunder. The Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security for the Secured Obligations or otherwise. At any such sale, unless prohibited by applicable law, the Secured Party or any custodian may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. Neither the Secured Party nor any custodian shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing, nor shall it be under any obligation to take any action whatsoever with regard thereto.

(b) If any Event of Default shall have occurred and be continuing, all rights, if any, of the Pledgor to (i) exercise the voting and other consensual rights it would otherwise be entitled to exercise pursuant to Section 6(a) and (ii) receive the dividends and other distributions which it would otherwise be entitled to receive and retain pursuant to Section 6(b), shall immediately cease, and all such rights shall thereupon become vested in the Secured Party, which shall have the sole right to exercise such voting and other consensual rights and receive and hold such dividends and other distributions as Collateral.

(c) If any Event of Default shall have occurred and be continuing, any cash held by the Secured Party as Collateral and all cash Proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied in whole or in part by the Secured Party to the payment of expenses incurred by the Secured Party in connection with the foregoing or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Secured Party hereunder, including reasonable attorneys’ fees, and the balance of such proceeds shall be applied or set off against all or any part of the Secured Obligations in such order as the Secured Party shall elect. Any surplus of such cash or cash Proceeds held by the Secured Party and remaining after payment in full of all the Secured Obligations shall be paid over to the Pledgor or to whomsoever may be lawfully entitled to receive such surplus. The Pledgor shall remain liable for any deficiency if such cash and the cash Proceeds of any sale or other realization of the Collateral are insufficient to pay the Secured Obligations and the fees and other charges of any attorneys employed by the Secured Party to collect such deficiency.

(d) If the Secured Party shall determine to exercise its rights to sell all or any of the Collateral pursuant to this Section, the Pledgor agrees that, upon request of the Secured Party, the Pledgor will, at its own expense, do or cause to be done all such acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

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13. No Waiver and Cumulative Remedies. The Secured Party shall not by any act (except by a written instrument pursuant to Section 20), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Event of Default. All rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies set forth in any other Loan Documents or provided by law.

14. SECURITY INTEREST ABSOLUTE. The Pledgor hereby waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered, or other action taken in reliance hereon and all other demands and notices of any description. All rights of the Secured Party and liens and security interests hereunder, and all Secured Obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of:

(a) any illegality or lack of validity or enforceability of any Secured Obligation or any related agreement or instrument;

(b) any change in the time, place or manner of payment of, or in any other term of, the Secured Obligations, or any rescission, waiver, amendment or other modification of the Note, this Agreement or any Loan Documents, including any increase in the Secured Obligations resulting from any extension of additional credit or otherwise;

(c) any taking, exchange, substitution, release, impairment or non-perfection of any Collateral or any other collateral, or any taking, release, impairment, amendment, waiver or other modification of any guaranty, for all or any of the Secured Obligations;

(d) any manner of sale, disposition or application of proceeds of any Collateral or any other collateral or other assets to all or part of the Secured Obligations;

(e) any default, failure or delay, willful or otherwise, in the performance of the Secured Obligations;

(f) any defense, set-off or counterclaim (other than a defense of payment or performance) that may at any time be available to, or be asserted by, the Pledgor against the Secured Party; or

(g) any other circumstance (including, without limitation, any statute of limitations) or manner of administering the Loan or any existence of or reliance on any representation by the Secured Party that might vary the risk of the Pledgor or otherwise operate as a defense available to, or a legal or equitable discharge of, the Pledgor or any other grantor, guarantor or surety.

15. Addresses For Notices. All notices and other communications provided for in this Agreement shall be in writing and shall be given in the manner and become effective as set forth in the Note, and addressed to the respective parties at their addresses as specified in the Note or as to either party at such other address as shall be designated by such party in a written notice to each other party in accordance with the Note.

16. Continuing Security Interest; Further Actions. This Agreement shall create a continuing first priority lien and security interest in the Collateral and shall, subject to Section 17, remain in full force and effect until payment and performance in full of the Secured Obligations.

17. Termination; Release. On the date on which the Loan and other Secured Obligations have been paid and performed in full, the Secured Party will, at the request and sole expense of the Pledgor, (a) duly assign, transfer and deliver to or at the direction of the Pledgor (without recourse and without any representation or warranty) such of the Collateral as may then remain in the possession of the Secured Party, and (b) execute and deliver to the Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement.

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18. Governing Law; Venue; Jurisdiction. This Agreement and the other Loan Documents are governed by and construed in accordance with the substantive laws of the state of Delaware, excluding its conflicts of law provisions. Any dispute arising under, in connection with, or incident to this Agreement or the other Loan Documents or about the interpretation thereof will be resolved exclusively in the state or federal courts located in Tarrant County, Texas. Pledgor irrevocably submits to those courts’ venue and jurisdiction. Pledgor waives all defenses of lack of personal jurisdiction and forum non-conveniens. A final judgment in any such suit or action may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable law.

19. Waiver of Jury Trial. PLEDGOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY RELATING TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY WHETHER BASED ON CONTRACT, TORT, OR ANY OTHER THEORY.

20. Modification. None of the terms or provisions of this Agreement may be excluded, waived, modified or amended except by a written instrument duly executed on behalf of Pledgor and Secured Party expressly referring to this Agreement and setting forth the provision so excluded, waived, modified, or amended.

21. Severability. In the event any one or more of the provisions contained in the Loan Documents should be held to be invalid, illegal or unenforceable in any respect, the validity, enforceability and legality of the remaining provisions contained in the Loan Documents shall not in any manner be affected thereby and shall be enforceable in accordance with their terms.

22. Legal Fees and Expenses. Pledgor shall be obligated to the Secured Party (a) to pay Secured Party all reasonable fees, expenses and costs (including reasonable attorneys’ fees and expenses) incurred by the Secured Party in connection with any amendments, restatements, replacements, substitutions or modifications of any of the Loan Documents executed or delivered thereafter, and (b) to pay Secured Party for all reasonable out-of-pocket expenses and costs (including reasonable attorneys’ fees and court costs) related to the administration, collection, and enforcement of the Loan Documents.

23. Successors and Assigns. This Agreement and the other Loan Documents shall be binding upon Pledgor and Secured Party and will inure to the benefit of Pledgor and Secured Party and their respective successors and permitted assigns, except that Pledgor may not assign or transfer any of its rights or obligations under this Note or the other Loan Documents without the prior written consent of Secured Party. Secured Party may, at any time, assign any of its rights or obligations under this Agreement or the other Loan Documents without the consent of Pledgor.

24. Construction. Unless the express context otherwise requires: (a) the words “hereof”, “herein”, and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement; (b) the terms defined in the singular have a comparable meaning when used in the plural, and vice versa; (c) the terms “Dollars” and “$” mean United States Dollars; (d) wherever the word “include,” “includes,” or “including” is used in this Agreement, it shall be deemed to be followed by the words “without limitation”; (e) the word “or” shall be disjunctive but not exclusive, and (f) references to the “parties” means Secured Party and Pledgor. The parties agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any applicable law or rule of construction providing that ambiguities in an agreement or other document will be construed against the party or parties drafting such agreement or document. Unless expressly provided otherwise, any approval or consent required to be given by a party in this Agreement shall be given or withheld by such party in its sole discretion.

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25. Multiple Counterparts and Facsimile Signatures. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.

26. Time of Essence. Time is of the essence for each and every provision of this Agreement.

27. Trustee Capacity. Each person executing this Agreement in the capacity of a trustee of a trust has executed and delivered this Agreement, not in his individual capacity, but solely as trustee of the trust. The payment and performance of this Agreement by the trustee and any and all duties, obligations, and liabilities of the trustee hereunder will be effected by him only as trustee and not in his individual capacity. The trustee does not undertake nor will he have any personal liability or obligation of any nature whatsoever in his individual capacity by virtue of the execution and delivery of this Agreement in the capacity as trustee of a trust. Secured Party and Pledgor acknowledge and agree that Steven R. Morris does not undertake nor will he have any personal liability or obligation of any nature whatsoever in his individual capacity or in his capacity as grantor or beneficiary of Pledgor by virtue of the execution and delivery of this Agreement in the capacity as trustee of a trust. For the avoidance of doubt, Secured Party shall have full recourse against the trust itself and all of the trust assets to satisfy Pledgor’s obligations under the Loan Documents.

28. Entirety. This Agreement and the other Loan Documents embody the final, entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, if any, relating to the subject matter hereof and thereof. For the avoidance of doubt, this Agreement amends and restates that certain Stock Pledge Agreement dated May, 18, 2022 between Pledgor and Secured Party in its entirety.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

PLEDGOR: BIOLIFE4D – SM TRUST, DATED NOVEMBER 1, 2016

By:	/s/ Steven R. Morris
Name:	Steven R. Morris
Title:	Trustee

SECURED PARTY

By:	/s/ Gary E. Reynolds
Name:	Gary E. Reynolds

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